The global leader in midsize wide-body leasing and operating solutions Stephens Fall Investment Conference November 11, 2015 Joe Hete President & CEO Quint Turner Chief Financial Officer

Safe Harbor Statement Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the number and timing of deployments of our aircraft, our operating airlines' ability to maintain on-time service and control and reduce costs, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

Differentiated Business Model ATSG provides the world’s only comprehensive source of turn-key solutions for customers seeking midsize freighter services Dry Leasing 767-300, 767-200, 757-200 Engine Leasing Conversion Management Engine PBH Services Certification Support Leasing ACMI-CMI Support Services ACMI A+CMI CMI Wet Leasing Ad Hoc Charter Heavy Maintenance Line Maintenance Component Services Engineering Services GSE Leasing, Sales, Service 3

Value Creation Begins with Conversions Conversion process intended to yield more than 20 years of additional useful life; ATSG’s aircraft average less than 6 years since conversion Type Total Owned Gross Payload (lbs.) Avg. Yrs. In Service Since Conversion Projected Remaining Useful Life Fairmarket Value** 767-200 F 36 99,000 7 10+ 767-300 F 10 125,000 3 20+ 757-200 F 4 68,000 5 15+ 757-200 Combi* 4 58,000 2 15+ Total 54 $828M Converted Aircraft Fleet * Combis are designed to transport a combination of passengers and cargo on the main deck. ** ATSG estimate based on 2015 appraisal for bank financing. 4

Target Growing Network Demand E-commerce, distributed manufacturing trends creating demand for new express networks Abundant ACMI and Dry Lease Opportunities MIDDLE EAST • Strong growth - +15.3% Y-o-Y in June 2015 • Aging network fleets due for replacement ASIA • Rapid e-commerce, distributed manufacturing growth • China express market growing 35% • Air networks operating narrow-body freighters will require upgrades as payloads increase AMERICAS • Consistent DHL network growth, emerging ecommerce networks • Miami airport hub supports L. America trade lanes • 767 range/payload an ideal fit for north-south routes EUROPE • Investment in Sweden’s West Atlantic AB yields additional 767 dry leases • Opportunities with other carriers, include 767 lease to UPS affiliate Star Air 5

Joint venture targeting outsourced cargo lift for the intra-China express market, develop medium- range opportunities on routes connecting the regional trading partners of China 6 • Ecommerce growth in China is projected to be 40-50% over the next 5-years; largest mobile technology market • Resulting express freight growth intra-China is expected to be 30-40% • Significant demand for smaller and mid-range freighter aircraft New Venture: United Star Express • ATSG • Okay Airways • China’s first private-sector airline; provides passenger and air cargo services within China • Vipshop Holdings • leading online discount retailer for brands in China Principal JV Partners

Favorable Industry Positioning

Our midsize aircraft assets and our differentiated business model emphasize flexibility



Global Sources of Medium Wide-Body Freighters (ACMI Basis)
Number of Aircraft by Type
7
25
3
5
2
5
2
1
7
5
12
3
ATSG*
Cargojet**
Atlas/Polar
Air21
MNG
myCargo
StarAir***
ULS
B767-200F
B767-300F
A300-600F
A300-B4F
A310-300F

1) *ATSG totals include 767 freighter aircraft operated by ATSG airlines ABX Air and Air Transport International. Currently, 16 767Fs dry-leased to DHL through 2019 are operated by ABX Air under CMI.*
2) *Five 767-200Fs and one 767-300F operated by Cargojet provided by ATSG's Cargo Aircraft Management (CAM) subsidiary under dry leases.*
3) *One 767-200F operated by Star Air is now leased from CAM.*

Source: Air Cargo Management Group and ACAS database, YE2014

767-300 Freighter Valuable as Yields Soften

- 767-300 range covers five of the eight largest-volume transcontinental routes without refueling
- Operating costs for 767-300 significantly less than for large freighters
- Major freight integrators expand regional hub and spoke networks as manufacturing shifts to less-developed regions.

Express Networks Less Vulnerable to Demand Swings

- Competitive network need protects air network spokes through down markets
- ACMI, lease contracts not directly volume sensitive

Model Supports Unique, Flexible Solutions as Market Turns

- Rapid response with aircraft, crew, and maintenance support to replace parked assets
- Connect freight companies that can jointly, but not separately, fill 767 under block-space agreements
- WET2DRY - low-risk transition from other aircraft into 767

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767 Lease Demand Drives Growth Year-End 2014 45 CAM-Owned 767s Projected YE2015* 49 CAM-Owned 767s 20 13 11 1 ACMI/Charter Dry Leased with CMI Dry Leased w/o CMI Staging/Unassigned In Modification 16 17 15 1 8 US NetworkUS Network Mideast * Assumes on-schedule deployment of 767s in transition or undergoing modification, completion of planned purchase of one B767-300. ACMI/Charter includes spare/in maintenance aircraft.

Cargo Aircraft Deployments - Today Portfolio of leased and operated assets offer customer flexibility, incremental returns 9 46 Owned 767s in Service* 17 DHL 29 External Leases 16 Internal Leases (ACMI) 12 Others 12 ABX Air 4 ATI 8 Internal Leases (ACMI) to ATI DHL Network U.S. Military 767-200F 767-300F 757-200F 757-200 Combi Leases extended through March 2019 16 piloted by ABX Air crews under CMI 5 Amerijet, 2019-20 4 Cargojet, 2016 2 West Atlantic, 2019 1 Star, 2016 * As of Nov. 11, 2015 767s in Modification 1 Staging/Unassigned 8 Owned 757s in Service

37 36 29 27 25 26 24 24 24 24 24 24 24 96 96 41 48 48 48 11 12 19 21 23 22 24 24 24 24 24 24 24 Four-Year Extension with DHL April 1, 2015 March 31, 2019 Amended CMI • Maintains ABX/CAM role as principal provider of air cargo transport for DHL’s North American network. • CMI term extends from March 2015 through March 2019, with 12-month extension option. • Since April, one 767-300 and one 767-200 added. Two 300s to be added in 4Q under 8-year leases • CMI fixed revenue increases commensurate with number of leased aircraft, additional covered services. • CAM/ABX compensated for maintenance expenses under overall fee 767 US Freighter Leases - 2015 CMI Amendment Months Added Under CMI Since April 2015 June 2015 June 2019 Projected Nov 2015 Projected Dec 2015 Nov 2023 Dec 2023 Aircraft lease months remaining under original seven-year leases Additional lease months added April 2015, to be leased through 3/2019 10 October 2015 March 2019

Dry Leasing Growth, Airline Fleet Utilization Gains Drive Earnings Growth 11 • Earnings gains reflect more externally leased 767s in 3Q vs. 2014 • Results driven fleet expansion, and by improved airline fleet utilization in ACMI $432 $438 $40 $42 $0.39 $0.40 $129 $141 2015 Nine Months Results Revenues Adjusted Pre-Tax Income* (Cont. Oper.) EPS (Cont. Oper. Diluted) Adjusted EBITDA* 2014 2015 2014 2015 2014 2015 2014 2015 * Non-GAAP metric. See table at end of this presentation for reconciliation to nearest GAAP results. $M $M $M

Strong Capital Base Strong Adjusted EBITDA generation, minimal financial leverage, yield strong cash flow in 2015, backing expanded capacity under credit facility amendments. * Adjusted EBITDA is a non-GAAP metric. Debt Obligations are as of end of year. See table at end of this presentation for reconciliation to nearest GAAP results. 1.8x 1.9x 2.2x 2.4x 1.9x 1.7x 2010 2011 2012 2013 2014 2015E Debt Obligations / Adjusted EBITDA* 12

$148 $231 $180 $140 $133 $171E $166 $181 $163 $158 $179 $190-195E $0 $50 $100 $150 $200 $250 2010 2011 2012 2013 2014 2015E Growing Cash Flow Opportunity Improving cash flow, based on the world’s largest fleet of converted midsize freighters $ M i l l i o n s * Non-GAAP metric. See table at end of this presentation for reconciliation to nearest GAAP results. $Adjusted EBITDA* Capex + Investment + Pension Cash Contribution 13

Highlights and Outlook Unique model augments leasing-driven base return on 100% owned aircraft fleet with complete packaged air cargo solutions Dominant market share in midsize freighter class key to ‘spoke’ transport among global and regional air cargo hubs Reduced cost structure through fleet and airline streamlining, freighter conversion investments in most efficient, reliable Boeing 757 & 767 airframes Sustained cash flow from continuing aircraft deployments with DHL, U.S. Military Reduced capital commitment as fleet upgrades completed; greater opportunity for other free cash allocation options 14

Expanding Free Cash Flow Creates Options Free Cash Flow Options Growth Investments Share Repurchases Debt Reduction ($8.4M YTD) 15

Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s except Ratios)	2010	2011	2012	2013	2014	9Mo2014	9Mo2015
GAAP Pre-tax Earnings (Loss) from Cont. Oper.	**$ 63,317**	**$ 40,860**	**$ 66,320**	**$ (359)**	**$ 51,776**	**$ 40,662**	**$ 42,063**
Impairment Charges	-	27,144	-	52,585	-	-	-
Pension Settlement	-	-	-	-	6,700	-	-
Severance & Retention Activities	(3,549)	-	-	-	-	-	-
Net Deriv. Loss (Gain) and Credit Agrmt Termination		7,767	(1,879)	(631)	(1,096)	(969)	(347)
Adjusted Pre-tax Earnings from Cont. Oper.*	**$ 59,768**	**$ 75,771**	**$ 64,441**	**$ 51,595**	**$ 57,380**	**$ 39,693**	**$ 41,716**
Interest Income	(316)	(179)	(136)	(74)	(92)	(66)	(64)
Interest Expense	18,675	14,181	14,383	14,249	13,937	10,613	8,588
Depreciation and amortization	87,594	91,063	84,477	91,749	108,254	78,428	91,147
Adjusted EBITDA from Cont. Oper.*	**$ 165,721**	**$ 180,836**	**$ 163,165**	**$ 157,519**	**$ 179,479**	**$ 128,668**	**$ 141,387**
Debt Obligations - end of period	$ 302,528	$ 346,904	$ 364,481	$ 384,515	$ 344,094		
Debt Obligations/Adjusted EBITDA Ratio*	**1.83**	**1.92**	**2.23**	**2.44**	**1.92**		

Adjusted Pre-Tax Earnings from Continuing Operations, Adjusted EBITDA from Continuing Operations, Adjusted Earnings (Loss) Per Share (Diluted) from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio and Adjusted Net Leverage Ratio are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Adjusted Pre-Tax Earnings from Continuing Operations excludes pre-tax earnings from severance and retention activities with DHL that ended in 2010, gains or losses from derivative instruments, impairment charges for aircraft, goodwill & intangibles, costs from termination of credit agreements, and pension settlement costs. Adjusted EBITDA from Continuing Operations is defined as EBITDA (Pretax Earnings (loss) from Continuing Operations Before Income Taxes minus Interest Income, plus Interest Expense and plus Depreciation and Amortization) excluding results from Severance & Retention Activities, gains or losses in derivative instruments, impairment charges for aircraft, goodwill & intangibles, costs from termination of credit agreements, and pension settlement costs. Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations. Adjusted Earnings (Loss) per Share (Diluted) from Continuing Operations is defined as Earnings (Loss) per Share (Diluted) from Continuing Operations excluding impairment charges for aircraft, goodwill & intangibles, and pension settlement costs.

Management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate its performance, including as a measure of financial strength. Adjusted Pre-tax Earnings, Adjusted EBITDA and Debt Obligations/Adjusted EBITDA Ratio should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as alternative measures of liquidity.

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